UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 26, 2005

                              Home Federal Bancorp
             (Exact Name of Registrant as Specified in Its Charter)

           Indiana                       0-18847                 35-1807839
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                    Identification No.)


   501 Washington Street, Columbus, Indiana                     47201
   (Address of Principal Executive Offices)                   (Zip Code)

                                 (812) 522-1592
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 26, 2005, the Registrant issued a press release reporting its results of operations and financial condition for the quarter ended March 31, 2005.

A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.



Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

           Exhibit No.                           Description
               99.1                  Press Release issued April 26, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  April 26, 2005            HOME FEDERAL BANCORP

                                 By: /s/Lawrence E. Welker
                                     ---------------------
                                     Lawrence E. Welker
                                     Executive Vice President and Chief
                                     Financial Officer